                                                               SUB-ITEM 77Q1(a)

                               AMENDMENT NO. 16
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS)

       This Amendment No. 16 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds, (ii) change the name of Invesco Van Kampen Corporate Bond Fund to Invesco Corporate Bond Fund and (iii) change the name of Class A5 Shares to Class AX Shares, Class B5 Shares to Class BX Shares, Class C5 Shares to Class CX Shares and Institutional Class Shares to Class R5 Shares,

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------
 Invesco Dynamics Fund                  Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Global Real Estate Fund        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco High Yield Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco High Yield Securities Fund     Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

 Invesco Limited Maturity Treasury Fund Class A Shares
                                        Class A2 Shares
                                        Class R5 Shares
                                        Class Y Shares

 Invesco Money Market Fund              Class AX Shares
                                        Class B Shares
                                        Class BX Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        AIM Cash Reserve Shares
                                        Investor Class Shares

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 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------
 Invesco Municipal Bond Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Real Estate Fund               Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Short Term Bond Fund           Class A Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco U.S. Government Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Corporate Bond Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares"